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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            13045 TESSON FERRY ROAD
                           ST. LOUIS, MISSOURI 63128

                        AMERICAN VISION SERIES VUL 2002

                    VARIABLE LIFE INSURANCE POLICY (DESTINY)

                       Supplement dated February 15, 2005
                     to the Prospectuses dated May 1, 2004

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                  (VARIABLE UNIVERSAL LIFE/EXECUTIVE BENEFIT)

               FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR POLICIES

                       Supplement dated February 15, 2005
                     to the Prospectuses dated May 1, 2002

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                       (VUL 95/VUL 100/VGSP/RUSSELL VUL)

                       Supplement dated February 15, 2005
                     to the Prospectuses dated May 1, 2000

     General American Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the VIP High Income Portfolio as an investment option under the Company's variable life insurance policies and to replace it with the Lord Abbett Bond Debenture Portfolio, which is an existing investment option under your Policy. Fidelity Management & Research Company is the adviser to the High Income Portfolio. Lord, Abbett & Co. LLC is the subadviser to the Lord Abbett Bond Debenture Portfolio.

     The Company believes that the proposed substitution is in the best interest of policy owners. The Lord Abbett Bond Debenture Portfolio has investment objectives and policies similar to the VIP High Income Portfolio. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2005.

     Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your premium payments and your cash value (under the Dollar Cost Averaging or Portfolio Rebalancing programs) to the VIP High Income Division will be redirected to the Lord Abbett Bond Debenture Division unless you change your elections or transfer your cash value before the substitution takes place.

     - You may transfer your Policy cash value among the investment Divisions and the General Account as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy.

     - You may transfer your Policy cash value in the VIP High Income Division (before the substitution) or the Lord Abbett Bond Debenture Division (after the substitution) to any other investment Division without charge.

     - On the effective date of the substitution, your cash value in the investment Divisions will be the same as before the substitution. However, the number of units you receive in the Lord Abbett Bond Debenture Portfolio will be different from the number of your units in the VIP High Income Portfolio due to the differences in unit values.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.